Exhibit 10.49
          AMENDMENT, dated as of February 21, 2012 (this “Amendment”), to the Fifth Amended and Restated Master Repurchase Agreement dated as of January 27, 2010 (as amended from time to time, the “Agreement”), between Nationstar Mortgage LLC, a Delaware limited liability company (the “Company”) and The Royal Bank of Scotland PLC (the “Bank”).
          WHEREAS, FIF HE Holdings LLC (“FIF”), a wholly-owned subsidiary of Fortress Investment Group LLC, owns 100% of the equity interests in the Company;
          WHEREAS, FIF owns 100% of the equity interests in Nationstar Mortgage Holdings Inc., a newly formed Delaware corporation (“NMH”), which in turn owns 100% of the equity interests in Nationstar Sub1 LLC (“Sub 1”) and Nationstar Sub2 LLC (“Sub 2”), each of which is a Delaware limited liability company (collectively, the “Subsidiary LLCs”);
          WHEREAS, NMH expects to effect a registered initial public offering of its common stock pursuant to a registration statement on Form S-1 (the “IPO”);
          WHEREAS, in connection with the IPO, FIF expects to transfer all of its equity interests in the Company to the Subsidiary LLCs (the “Restructuring” and, collectively with the IPO, the “Transactions”), such that Sub 1 and Sub 2, collectively, will own 100% of the Company following the Restructuring;
          NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
          I. Amendment of the Agreement. The definition of “Change of Control” set forth in Section 2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
          “Change of Control” means:
          (a) at any time prior to the consummation of an initial public offering of common equity interests pursuant to a registration statement on Form S-1 or any comparable successor form by Seller or any direct or indirect parent of Seller, the acquisition by any other Person, or two or more other Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock of Seller at any time if, after giving effect to such acquisition, the Permitted Holders do not own, directly or indirectly, more than fifty percent (50%) of such outstanding voting stock; and
          (b) at any time upon or after the consummation of an initial public offering of common equity interests pursuant to a registration statement on Form S-1 or any comparable successor form by Seller or any direct or indirect parent of Seller, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than one or more Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), of more than the greater of (x) 35% of the then-outstanding voting power of Seller’s voting equity interests and (y) the percentage of the then-outstanding voting power of Seller’s voting equity interests owned, in the aggregate, directly or indirectly, beneficially and of record, by the Permitted Holders; unless the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of Seller’s board of directors.
          “Permitted Holders” means Fortress Investment Group LLC and any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Fortress Investment Group LLC. For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing.
          II. Representations and Warranties. The Company represents and warrants to the Bank that as of the date hereof:
               A. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company, and do not and will not (i) contravene the terms of the Company’s organizational documents, (ii) result in any breach or contravention of any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company is subject; or (iii) violate any applicable law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
               B. The Agreement, as amended hereby, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;
               C. The representations and warranties of the Company contained in the Agreement are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
               D. No Default or Event of Default has occurred or is continuing under the Agreement.
          III. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

          IV. Effect of Amendment. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Bank under the Agreement, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
          V. Miscellaneous.
               A. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
               B. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
               C. Terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
               D. By executing this Amendment, the Bank hereby consents to any disclosure and filing of this Amendment required by law.
[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONSTAR MORTGAGE LLC
By:	/s/ Anthony W. Villani
	Name:	Anthony W. Villani
	Title:	Executive Vice President & General Counsel

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Regina Abayev
	Name:	Regina Abayev
	Title:	Director

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